UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 3, 2006

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                    Lincoln Educational Services Corporation

               (Exact Name of Registrant as Specified in Charter)

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             New Jersey                    000-51371             57-1150621
    (State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
          of incorporation)                                  Identification No.)

     200 Executive Drive, Suite 340
      West Orange, New Jersey 07052                                   07052
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (973) 736-9340

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02.    Departure of Directors or Principal Officers; Election of
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Directors; Appointment of Principal Officers
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         (b)   On January 6, 2006 Lincoln Educational Services Corporation (the
"Company") announced that it has accepted the resignation of John J. Petillo, PhD as a member of the Board of Directors of the Company effective immediately.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      LINCOLN EDUCATIONAL SERVICES CORPORATION



Date: January 6, 2006
                                      By:  /s/ Cesar Ribeiro
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                                          Name:  Cesar Ribeiro
                                          Title: Vice President, Chief Financial
                                                 Officer and Treasurer